UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2004

NUTRI SYSTEM INC /DE/
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  -

DE	23-3012204
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

202 Welsh Road
Horsham, PA 19044
(Address of Principal Executive Offices, Including Zip Code)

215 706 5302
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

The following information is furnished under "Item 7.01. Regulation FD Disclosure" and "Item 2.02. Disclosure of Results of Operations and Financial Condition."

        On October 27, 2004, NutriSystem, Inc. ("NutriSystem") issued a press release setting forth NutriSystem's financial information for the quarter ended September 30, 2004. A copy of NutriSystem's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits

        The following press release is included as an exhibit to this report furnished under Item 2.02:

        99.1        Press Release, dated October 27, 2004, issued by NutriSystem, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NUTRI SYSTEM INC /DE/

Date: October 27, 2004.	By:	/s/ James D. Brown
James D. Brown
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated October 27, 2004 issued by NutriSystem, Inc.